_______________ Shares

                      Cornerstone Realty Income Trust, Inc.

                                  Common Shares

                                 (No Par Value)


                             UNDERWRITING AGREEMENT


                                                           _______________, 1997



Alex. Brown & Sons Incorporated
Freidman, Billings, Ramsey & Co., Inc.
Interstate/Johnson Lane Corporation
Branch Cabell & Company, Inc.
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

         Cornerstone Realty Income Trust, Inc., a Virginia corporation (the "Company"), subject to the terms and conditions stated herein, proposes to sell to the several underwriters (the "Underwriters") named in Appendix I hereto an aggregate of __________ shares of the Company's Common Shares, no par value (the "Firm Shares"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Appendix I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to __________ additional shares of the Company's Common Shares (the "Optional Shares") as set forth below.

         You have advised the Company (a) that you are authorized to enter into this Agreement and (b) that the several Underwriters are acting severally and not jointly, to purchase the number of Firm Shares set forth opposite their respective names in Appendix I, plus their pro rata portion of the Optional Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Optional Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                  ---------------------------------------------
                  The Company represents and warrants to, and agrees with, the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-______) with respect to the Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462 (b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (a) the form of prospectus first filed with the Commission pursuant to Rule 424(b) or (b) the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Shares, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters.

                  (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement. Each of the subsidiaries of the Company as listed in
         Schedule II hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified would have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, all Preferred Shares of the Subsidiaries are owned by the Company and all Common Shares of the Subsidiaries are owned by the Company and Glade M. Knight, free and clear of all liens, encumbrances and equities and claims; and except as described in the Registration Statement, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding. The Company's Preferred Shares of the Subsidiaries represents ___% of the equity interests in each Subsidiary and except as required by law have no voting rights.

                  (c) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's method of operation will enable it to meet the requirements for taxation as a real estate investment trust under the Code.

                  (d) The outstanding Common Shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the

         Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Common Shares.

                  (e) The information set forth under the caption "Capitalization" in the Prospectus is true and correct. All of the Shares conform to the description thereof contained in the Registration Statement. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation.

                  (f) The  Commission  has not  issued  an order  preventing  or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time filed with the Commission conformed, in all material respects, to the requirements of the
         Securities Exchange Act of 1934 or the Act, as applicable, and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of material fact; and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof.

                  (g) The  consolidated  financial  statements  of the  Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (h) Ernst & Young LLP, KPMG Peat Marwick LLP, L.P. Martin & Company, P.C. and Dixon, Odom & Co., L.L.P., who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants with respect to the Company as required by the Act and the Rules and Regulations.

                  (i) There is no proceeding, action, suit, claim, inquiry or investigation pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of its Subsidiaries would result in a Material Adverse Effect or to prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement.

                  (j) The Company will have, at the Closing Date, as hereinafter defined, good and marketable title in fee simple to all of the properties described in the Prospectus (the "Properties") free and clear of all liens, encumbrances, claims, security interests, restrictions and defects except such as (i) are described in the Prospectus or (ii) would not have a Material Adverse Effect. All liens, encumbrances, claims, security interests, restrictions and defects affecting the Properties which are required to be disclosed in the Prospectus are disclosed therein. The Company does not own or lease any material real property, except as described in the Prospectus. No person has an option or right of first refusal to purchase all or part of any property or any interest therein. Each of theProperties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the properties), except if and to the extent disclosed in the Prospectus and except for such failures to comply that would not individually or in the aggregate have a Material Adverse Effect. The Company has no knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to any of its property, except such proceedings or actions that would not have a Material Adverse Effect.

         The Company has obtained an owner's title insurance policy or commitment from a title insurance company to issue such a policy on each of its Properties with coverage in an amount at least equal to the cost of acquisition of such property, including the principal amount of any indebtedness assumed with respect to the property.

                  (k) The Company and the Subsidiaries have filed all Federal, State, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due. All material tax liabilities have been adequately provided for in the financial statements of the Company.

                  (l)  Since the  respective  dates as of which  information  is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business.

                  (m) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Articles of Incorporation or By-Laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which violation or default is of material significance in respect of the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Articles of Incorporation or By-laws of the Company or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction and which conflict, breach or default would have a Material Affect.

                  (n) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (o) The Company and each of the Subsidiaries holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses; and neither the Company nor any of the Subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the
         Subsidiaries  taken  as a  whole.  The  Company  knows  of no  material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company.

                  (p) Neither the Company, nor to the Company's best knowledge, any of its officers, directors or other affiliates has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

                  (q) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks that the Company believes is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries. Except as otherwise disclosed in the Prospectus, neither the Company, nor, to its knowledge, any former owner of any of the Properties has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, "Hazardous Materials"), on, in, under or affecting the Properties except in material compliance with applicable laws; to the knowledge of the Company, the Properties and the Company's operations with respect to the Properties are in substantial compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental

         Laws"), and the Company has been, and is, in substantial compliance with all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws. Except as otherwise disclosed in the Prospectus, neither the Company nor to the knowledge of the Company, any former owner of any of the Properties has received any written or oral notice from any governmental entity or any other person and there is no pending or threatened claim, litigation or anyadministrative agency proceeding that: alleges a violation of any Environmental Laws by the Company; alleges that the Company is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601, et seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any of the Properties; or alleges that the Company is liable for any contamination of the environment, contamination of the Properties, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards.

                  None of the entities which prepared appraisals of the Company's properties, nor the entities which prepared Phase I environmental assessment reports with respect to such properties, was employed for such purpose on a contingent basis or has any substantial interest in the Company, and none of their directors, officers or employees is connected with the Company as a promoter, selling agent, voting trustee, officer, director or employee.

                  (t) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. To the best of the Company's knowledge, no general labor problem exists or is imminent with the employees of the Company.

                  (u) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.


                  (v) The Company has been granted a continuing right to purchase Apple's common shares directly from Apple so long as the Company's aggregate common shares of Apple do not exceed 9.8% of the current number of issued and outstanding common shares of Apple.

                  (w) To the knowledge of the executive officers of the Company, other than the Subsidiaries, except as disclosed in the Prospectus, no corporation, partnership, limited liability company or any other entity of which the Company or any of such officers owns a material interest is providing any services to Apple.

                  Any certificate signed by any officer of the Company on behalf of the Company and delivered to you or to counsel for the Underwriters in connection with the consummation of the offering shall be deemed a representation and warranty by such entity to each Underwriter as to the matters covered thereby.

         2.       PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES.
                  ----------------------------------------------
                  (a) On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_____ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Appendix I hereof, subject to adjustments in accordance with Section 9 hereof.

                  (b) Payment for the Firm Shares to be sold hereunder is to be made in New York Clearing House funds by wire transfer to the order of the Company against delivery of certificates therefor to the Underwriters for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland, at 10:00 a.m., Baltimore time, (i) on the third business day after the date of this Agreement if this Agreement is executed and delivered on or before 4:00 p.m., Eastern Standard time, (ii) on the fourth business day after the date of this Agreement if this Agreement is executed and delivered on or after 4:01 p.m. Eastern Standard time or
         (iii) at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Underwriters request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Underwriters at least one business day prior to the Closing Date.

                  (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Optional Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice
         (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, to the Company setting forth the number of Optional Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Optional Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Optional Shares are to be delivered shall be determined by the Underwriters but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Optional Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Optional Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Optional Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the

         Underwriters. The Underwriters may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Optional Shares shall be made on the Option Closing Date in New York Clearing House funds by wire transfer to the order of the Company against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland.

         3.       OFFERING BY THE UNDERWRITERS.
                  ----------------------------
                  It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as they deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Underwriters may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Optional Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

                  It is further understood that you will act as the Underwriters in the offering and sale of the Shares in accordance with an Agreement Among Underwriters entered into by you and the several other Underwriters.

         4.       COVENANTS OF THE COMPANY.
                  ------------------------
                  The Company covenants and agrees with the several Underwriters that:

                  (a) The Company will (i) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Underwriters containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (ii) not file any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference therein of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

                  (b) The Company will advise the Underwriters promptly (i) when the Registration Statement or any post-effective amendment thereto shall have become effective, (ii) of receipt of any comments from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Company will cooperate with the Underwriters in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Underwriters may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation, to file a general consent to service of process or to subject itself to taxation in any jurisdiction where it is not now so qualified, required to file such a consent or so subject to taxation. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request for distribution of the Shares.

                  (d) The  Company  will  deliver  to, or upon the order of, the
         Underwriters, from time to time, as many copies of any Preliminary Prospectus as the Underwriters may reasonably request. The Company will deliver to, or upon the order of, the Underwriters during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriters may reasonably request. The Company will deliver to the Underwriters at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Underwriters may reasonably request.

                  (e) The Company will comply in all material respects with the Act and the Rules and Regulations, and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the
         Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable written opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Securities Exchange Act of 1934 which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

                  (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

                  (g) The Company will, for a period of five years from the Closing Date, deliver to the Underwriters copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended. The Company will deliver to the Underwriters similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

                  (h) No offering, sale, short sale or other disposition of any Common Shares of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Shares or derivative of Common Shares (or agreement for such), except for issuances by the Company pursuant to the Company's Stock Incentive Plan, Directors' Plan and Dividend Reinvestment Plan and Stock Purchase and the issuance by the Company of Common Shares not registered under the Act and not to be registered under the Act until the first anniversary of the date of this Agreement that have been issued as consideration for the Company's acquisition of additional properties, will be made for a period of 12 months after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Alex. Brown & Sons Incorporated, which consent shall not unreasonably be withheld.

                  (i) The Company has caused each officer and director of the Company to furnish to you, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any Common Shares of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Shares or derivative of Common Shares owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 12 months after the date of this Agreement, directly or indirectly, except with the prior written consent of Alex. Brown & Sons Incorporated ("Lockup Agreements").

                  (j) The Company will use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange.

                  (k) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Prospectus.

                  (l) The Company will use its best efforts to meet the requirements to qualify as a real estate investment trust under the Code.

                  (m) The Company shall not invest, or otherwise use, the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (n) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Shares.

                  (o) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the same class or convertible into or exchangeable for Common Shares.

                  (p) The Company on or before the Closing Date, shall purchase the number of common shares of Apple equal to approximately 9.5% of the issued and outstanding common shares of Apple as of the date of the initial filing of the Registration Statement and (ii) at each of the Company's quarterly meetings of its Board of Directors, the Board shall consider an additional purchase of Apple common shares and the Company shall purchase the number of Apple common shares necessary to increase the Company's aggregate holdings of Apple common shares to approximately 9.5% of the issued and outstanding Apple common shares as of the date of such Board meeting unless the Board determines that such purchase is not in the best interest of the Company. Notwithstanding any other provisions of this paragraph, no purchase of Apple common shares by the Company shall be required (a) if a majority of the Company's Board of Directors, including a majority of the Company's Independent Directors (as defined in the Company's Bylaws) resolves that the purchase of common shares of Apple is not in the best interest of the Company.

                  (q) Between October 1, 1997 and December 31, 1997, the Company shall (i) call a special meeting of the Board of Directors for the purpose of the Board considering, or (ii) at any other meeting of the Board of Directors (provided proper notice of the subject has been given), cause the Board of Directors to consider, the merits of the Company proposing to purchase or acquire Apple or its assets.

         5.       COSTS AND EXPENSES.
                  ------------------

              The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' Selling Memorandum, the Underwriters' Invitation Letter, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Shares; the Listing Fee of the New York Stock Exchange; and the expenses, including the reasonable fees and disbursements of counsel for theUnderwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to reviews under NASD regulation and qualifications under State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in
         Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

         6.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.
                  ---------------------------------------------
                  The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Optional Shares, if any, on the Option Closing Date are subject to the accuracy in all material respects, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company in all material respects of its covenants and obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Underwriters and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

                  (b) The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of McGuire, Woods, Battle & Boothe, L.L.P., counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

                           (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record by the Company or Glade M. Knight; the preferred shares of each Subsidiary held by the Company represents ___% of the equity interests in each Company and, except as required by law, are not entitled to vote on matters before the shareholders of the Subsidiaries and, to of such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries is owned free and clear of all liens, encumbrances and equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

                  (ii) The Company has authorized capital stock as set forth under the caption "Capitalization" in the Prospectus; the Company's outstanding Common Shares have been duly authorized and validly issued and are fully paid and non-assessable; the Shares conform to the description thereof contained in the Prospectus;the certificates for the Shares, assuming they are in the form filed with the Commission, are in due and proper form; the Common Shares, including the Optional Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of shareholders exist with respect to any of the Shares or the issue or sale thereof.

                           (iii) Except as described in or  contemplated  by the
                  Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration

                  Statement, to require registration under the Act of Common Shares or other securities of the Company.

                           (iv) The Registration  Statement has become effective
                  under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                           (v) The  Registration  Statement,  the Prospectus and
                  each amendment or supplement thereto and document incorporated by reference therein comply as to form in all material respects with the requirements of the Act or the Securities Exchange Act of 1934, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, financial schedules and statistical information, including those incorporated by reference therein). To the knowledge of such counsel, the conditions for the Company's use of Form S-3 for the Offering, set forth in the General Instructions thereto, have been satisfied.

                           (vi) The statements under the captions "Certain Transactions," "Federal Income Tax Considerations," and "ERISA Consideration," in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters of law.

                           (vii) Such counsel does not know of any  contracts or
                  documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                           (viii) Such  counsel  knows of no  material  legal or
                  governmental proceedings, actions, suits, inquiries or investigations pending or threatened against the Company, or any of its properties, or any of the Subsidiaries except as set forth in the Prospectus.

                           (ix) The Company has corporate power and authority to enter into, deliver and perform this Agreement.

                           (x) The  Company's  execution  and  delivery  of this
                  Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, or any material agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound except for conflicts or breaches which would not have a Material Adverse Effect..

                           (xi) To the  knowledge of such  counsel,  neither the
                  Company nor any of its Subsidiaries is in violation of its respective Articles of Incorporation or By-laws, as the case may be, and no material default exists and no event has occurred which, with notice or after the lapse of time to cure or both, would constitute a material default in the due performance and observance of any agreement or instrument known to such counsel. To the knowledge of such counsel, neither the Company nor any of its Subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect on the financial position, results of operations or business of the Company.

                           (xii)  This  Agreement  has  been  duly   authorized,
                  executed and delivered by the Company.

                           (xiii) No approval,  consent,  order,  authorization,
                  designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made.

                           (xiv) The Company is organized in conformity with the
                  requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Code, and the Company's proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

                           (xv) The Company is not, and will not be, as a result
                  of the consummation of the transactions contemplated by this Agreement and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the 1940 Act.

                  In rendering such opinion, McGuire, Woods, Battle & Boothe, L.L.P. may rely as to matters governed by the laws of states other than Virginia or Federal laws on local counsel in such jurisdictions, provided that in each case McGuire, Woods, Battle & Booth, L.L.P. shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act)and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, McGuire, Woods, Battle & Booth, L.L.P. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                  (c) The Underwriters shall have received from Hunton & Williams, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (ii), (iii), (iv) and (x) of Paragraph (b) of this Section 6, and that the Company is a duly organized and validly existing corporation under the laws of the Commonwealth of Virginia. In rendering such opinion, Hunton & Williams may rely as to all matters governed other than by the laws of the State of

         Virginia or Federal laws on the opinion of counsel referred to in Paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Hunton & Williams may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                  (d) The Underwriters shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, as the case may be, signed letters dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young LLP, KPMG Peat Marwick LLP, L.P. Martin & Company, P.C. and Dixon, Odom & Co., L.L.P., confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules prepared and examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and, with regards to the letter from Ernst & Young, LLP, containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

                  (e) The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be:

                           (i) The  Registration  Statement has become effective
                  under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

                           (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

                           (iii) All filings required to have been made pursuant
                  to Rules 424 or 430A under the Act have been made;

                           (iv) He or she has carefully examined the Registration Statement and the Prospectus and, in his or her opinion, as of the effective date of the Registration
                  Statement, the statements contained in the Registration Statement were true and correct in all material respects, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                           (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development that is reasonably likely to result in a material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

                  (f) The Company shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Underwriters may reasonably have requested.

                  (g) The Shares have been approved for listing, upon official notice of issuance, on the New York Stock Exchange.

                  (h) The Lockup Agreements described in Section 4 are in full force and effect.

                  The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriters and to Hunton & Williams, counsel for the Underwriters.

                  If any of the  conditions  hereinabove  provided  for in  this
         Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriters by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

                  In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7.       CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.
                  ---------------------------------------------
                  The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8.       INDEMNIFICATION.
                  ---------------
                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the

         Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriters specifically for use in the preparation thereof; (ii) such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus and (a) any such loss, claim,damage or liability suffered or incurred by any Underwriter (or any person who controls any Underwriter) resulting from an action, claim or suit by any person who purchased Shares which are the subject thereof from such Underwriter in the offering of the shares and (b) such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Shares in any case where such delivery is required by the Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriters specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred toabove in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9.       DEFAULT BY UNDERWRITERS.
                  -----------------------
                  If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Optional Shares, as the case may be, which thedefaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Optional Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Optional Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Optional Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Optional Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Optional Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Optional Shares, as the case may be, covered hereby, the Company or you will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you may determine  in  order  that the  required  changes  in the  Registration
         Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10.      NOTICES.
                  -------
                  All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows:

                  If to the Underwriters:

                           Alex. Brown & Sons Incorporated
                           1 South Street
                           Baltimore, Maryland 21202-3220
                           Attention: William G. Byrnes

                           with a copy to:

                           Alex. Brown & Sons Incorporated
                           1 South Street
                           Baltimore, Maryland 21202-3220
                           Attention: General Counsel

                  If to the Company:

                           Cornerstone Realty Income Trust, Inc.
                           306 East Main Street
                           Richmond, Virginia 23219
                           Attention: Glade M. Knight

                           with a copy to:

                           McGuire, Woods, Battle & Booth, L.L.P.
                           One James Center
                           901 East Cary Street
                           Richmond, Virginia 23219
                           Attention:  Leslie A. Grandis, Esq.

         11.      TERMINATION.
                  -----------
                  This Agreement may be terminated by you by notice to the Company as follows:

                  (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or
         (ii) 11:30 a.m. on the first business day following the date of this Agreement;

                  (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange or American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or that is reasonably likely to materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) the suspension of trading of the Common Shares by the Commission on the New York Stock Exchange or (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

                  (c)      as provided in Sections 6 and 9 of this Agreement.

         12.      SUCCESSORS.
                  ----------
                  This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

         13.      INFORMATION PROVIDED BY UNDERWRITERS.
                  ------------------------------------
                  The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(d) of Regulation S-K under the Act and the information under the caption "Underwriting" in the Prospectus.

         14.      MISCELLANEOUS.
                  -------------
                  The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  This  Agreement   shall  be  governed  by,  and  construed  in
         accordance with, the laws of the State of Maryland.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                          Very truly yours,

                                          CORNERSTONE REALTY INCOME TRUST, INC.


                                          By:
                                                ------------------------------

                                          Its:
                                                ------------------------------

The foregoing  Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ALEX. BROWN & SONS INCORPORATED
FREIDMAN, BILLINGS, RAMSEY & CO., INC.
INTERSTATE/JOHNSON LANE CORPORATION
BRANCH CABELL & COMPANY, INC.


By:  ALEX. BROWN & SONS INCORPORATED


By: __________________________

Its: __________________________

                                   SCHEDULE I



                            SCHEDULE OF UNDERWRITERS



                                                           Number of Firm Shares
              Underwriter                                    to be Purchased
              -----------                                    ---------------

Alex. Brown & Sons Incorporated
Freidman, Billings, Ramsey & Co., Inc.
Interstate/Johnson Lane Corporation
Branch Cabell & Company, Inc.



















                                                             ----------

                 Total                                       ----------

                                   SCHEDULE II

                            SCHEDULE OF SUBSIDIARIES




1.  Apple Residential Advisors, Inc.

2.  Apple Residential Management Group, Inc.

3.  Apple Realty Group, Inc.